FOR IMMEDIATE RELEASE

SURGICOUNT MEDICAL ANNOUNCES AGREEMENT WITH 130+ HOSPITAL OPERATOR TO IMPLEMENT THE SAFETY-SPONGE® SYSTEM

IRVINE, CA, September 28th, 2011 – SurgiCount Medical, Inc., the wholly-owned operating subsidiary of Patient Safety Technologies, Inc. (OTCBB:PSTX, OTCQB:PSTX) today announced that it has signed an agreement, effective October 1st 2011, to implement the SurgiCount Safety-Sponge® System in one of the largest hospital operators in the U.S.  Though the agreement itself does not call for a minimum number of hospitals, SurgiCount and the operator are actively planning for the implementation of the Safety-Sponge® System across all of the more than 130 hospitals that it operates.  Including hospitals already using the Safety-Sponge® System, the addition of these incremental hospitals is expected to bring the total hospitals using the SurgiCount Safety-Sponge® solution to over 200.

“The implementation of the Safety-Sponge® System across this entire organization will enable a higher standardized quality of care for all the affiliated hospitals using the solution, and we applaud their proactive pursuit of improving patient outcomes and reducing preventable costs,” stated Brian E. Stewart, President and CEO of Patient Safety Technologies, Inc.  “Adding an organization of this size and caliber also further validates the SurgiCount Safety-Sponge® System as the clear market leader in retained sponge prevention solutions, and is expected to bring our total number of user hospitals to more than all other competitive solutions combined,” continued Mr. Stewart.

About Patient Safety Technologies, Inc. and SurgiCount Medical

Patient Safety Technologies, Inc., through its wholly-owned operating subsidiary SurgiCount Medical, Inc., provides the Safety-Sponge® System, a solution proven to improve patient safety and reduce healthcare costs by preventing one of the most common errors in surgery, retained foreign objects.  For more information, contact SurgiCount Medical, Inc. at (949) 387-2277 or visit www.surgicountmedical.com.

Forward Looking Statements

Statements in this press release regarding our business that are not historical facts are "forward-looking statements" (within the meaning of Section 21E of the Securities Exchange Act of 1934) that involve risks and uncertainties. Forward-looking statements reflect our management's current views with respect to future events and financial performance; however, you should not put undue reliance on these statements.  When used, the words "anticipates," "believes," "expects," "intends," "future," and other similar expressions, without limitation, identify forward-looking statements.  Forward-looking statements are not guarantees of future performance and are inherently subject to uncertainties and other factors which could cause actual results to differ materially from the forward-looking statements. These factors and uncertainties include but are not limited to: our ability to implement in all hospitals within the larger hospitals organizations with which we have agreements; the early stage of adoption of our Safety-Sponge® System and the need to expand adoption of our Safety-Sponge® System; the impact on our future revenue and cash flows from the ordering patterns of our exclusive distributor Cardinal Health; our need for additional financing to support our business; our reliance on third-party manufacturers, some of whom are sole-source suppliers, and on our exclusive distributor; and any inability to successfully protect our intellectual property portfolio.  In light of the risks and uncertainties, there can be no assurance that any forward-looking statement will in fact prove to be correct.

Forward-looking statements can be affected by many other factors, including, those described in the "Business", "Management's Discussion and Analysis of Financial Condition and Results of Operations" and “Factors Affecting Future Results” sections of our Annual Report on Form 10-K for 2010, our Quarterly Reports on Form 10-Q and in our other public filings. These documents are available online through the SEC's website, www.sec.gov. Forward-looking statements are based on information presently available to senior management, and we have not assumed any duty to update any forward-looking statements.

Contact

For further information please contact Brian E. Stewart at (949) 387-2277.